                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            BT INSTITUTIONAL FUNDS
                            BT PYRAMID MUTUAL FUNDS
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                 August 23, 1999

Dear Shareholder:

    On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new ad-visory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

  Important information about the changes:

    . The merger has no effect on the number of shares you own or the value of those shares.

    . The advisory fees payable under the new advisory agreements have not increased.

    . The investment objective and policies of your mutual fund invest-ment have not changed.

    In addition to the change in advisory agreements, shareholders are also be-ing asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

  What you need to do:

    . Read all enclosed materials including the Questions & Answers section.

    .   Choose one of the following options to vote:

      1. By Mail: Complete the enclosed proxy card and return in post-age-paid envelope provided.

      2.  By Telephone: Call the Toll-Free # on your proxy card.

      3.  By Internet: Logon to www.proxyvote.com.

      4.  Attend Shareholder Meeting (details enclosed).

    Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

                                      Sincerely,
                                      /s/ Daniel O. Hirsch
                                      Daniel O. Hirsch

                                      Secretary
                                      BT Mutual Funds

                             QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS

     FOR SHAREHOLDERS OF BT INSTITUTIONAL FUNDS AND BT PYRAMID MUTUAL FUNDS

    Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

  Q.  What has happened to require a shareholder vote?

  A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. The combined entity now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies.

    To ensure that Bankers Trust or an affiliate may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

    THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PRO-
    POSALS.

  Q.  Why am I being asked to vote on the new advisory agreements?

  A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

  Q.  How does the merger affect my BT Mutual Fund?

  A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

  Q.  Have the investment advisory fees remained the same?

  A.  Yes.

  Q.  What are the benefits of the merger?

  A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

  Q. How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

  A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

  Q.  Whom do I call for more information?

  A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-732-6168.

  Q.  How can I vote my shares?

  A.  You may choose from one of the following options to vote your shares:

    .   By mail, with the enclosed proxy card(s) and return envelope.

    . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

    . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

    . In person at the shareholder meeting (see details enclosed in proxy statement).

  Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

  A.  No, Bankers Trust will bear these costs.

  Q.  What happens if I own shares in more than one BT Mutual Fund?

  A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

    Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

                             BT INSTITUTIONAL FUNDS

                       Institutional Cash Management Fund
                          Institutional Cash Reserves
                       Institutional Treasury Money Fund
                           International Equity Fund
                                   . Class I
                                   . Class II
                             Equity 500 Index Fund
                        Institutional Liquid Assets Fund

                            BT PYRAMID MUTUAL FUNDS

                     BT Institutional Asset Management Fund

                                One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held October 8, 1999

    A Special Meeting of shareholders of BT Institutional Funds (the "Institu-tional Trust") and BT Institutional Asset Management Fund ("Management Fund"), which is a series of BT Pyramid Mutual Funds (the "Pyramid Trust" and, together with the Institutional Trust, the "Trusts"), will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting"). The Trusts are open-end management investment companies, organized under the laws of the Com-monwealth of Massachusetts. The Institutional Trust is comprised of the above six series (each, together with Management Fund, a "Fund," and collectively, the "Funds") and Institutional Daily Assets Fund and Institutional Treasury As-sets Fund, which are not addressed in the accompanying Joint Proxy Statement ("Proxy Statement"). The Pyramid Trust is comprised of an additional four se-ries which are not addressed in the Proxy Statement./1/ Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds in-vest are organized either as separate series of BT Investment Portfolios, an open-end management investment company, or as separately registered open-end management

-----------
/1 /Unless otherwise indicated, subsequent references in this Notice to the "Trust" should be read, for the applicable Fund's shareholders, as referring to the Institutional Trust or the Pyramid Trust, as applicable.

investment companies, in each case established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's vot-ing rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

    International Equity Fund is comprised of two classes, each with its own expense structure. However, since the Proposals presented in the Proxy State-ment uniformly affect all classes, shareholders of each class are to vote on all the Proposals, and each vote regardless of its class has equal weight.

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
(Proposal IA: All Funds       agreements (each a "New Advisory Agreement" and
Proposals IB and IC:          collectively the "New Advisory Agreements") for
Institutional Treasury        each Fund's corresponding Portfolio:
Money Fund, International
Equity Fund, Institutional
Liquid Assets Fund and BT
Institutional Asset
Management Fund ONLY)

                                  A. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Bankers Trust Company ("Bankers Trust").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Morgan Grenfell Inc. ("MGI" and, to-gether with Bankers Trust, the "Advisers") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's and the Portfolio's Boards of Trust-ees, respectively, who are not "interested per-sons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended).

                                  C. To approve or disapprove a new sub-invest-
                              ment advisory agreement (the "New Sub-advisory Agreements," which term, unless otherwise speci-fied, is included within the meaning of New Advi-sory Agreements) among each Fund's corresponding Portfolio, MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's re-sponsibilities, at MGI's expense, under the ap-plicable

                             New MGI Advisory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the Portfolio.

PROPOSAL II: (All Funds)     To elect Trustees of the Trust and the Portfo-
                             lios to hold office until their respective suc-cessors have been duly elected and qualified or until their earlier resignation or removal.

PROPOSAL III: (All Funds)    To ratify or reject the selection of
                             PricewaterhouseCoopers LLP as the independent accountants for the applicable Funds and their corresponding Portfolios for the current fiscal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The New Advisory Agreements described in Proposals IA, IB and IC, respec-tively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of New Sub-advisory Agreement autho-rizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Board and the Independent Trustees. (The shareholders of Institutional Cash Management Fund, Institutional Cash Re-serves and Equity 500 Index Fund are not being asked to vote on Proposals IB and IC.) As more fully discussed in the accompanying Proxy Statement, approval of the New Advisory Agreements, which provide for the same services to be pro-vided at the same fees, is generally occasioned by the merger of Circle Acqui-sition Corporation, a wholly-owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. MGI is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreements with MGI described in Proposal IB and the New Sub-advisory Agreements with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the ap-proval of the Independent Trustees of the Trust and the Portfolios, to sim-plify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreements with MGI is needed to permit Deutsche Bank a suf-ficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

    The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

    This notice and related proxy material are first being mailed to sharehold-ers on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trusts.


                                         By Order of the Board of Trustees,
                                     /s/ Daniel O. Hirsch
                                         Daniel O. Hirsch, Secretary

New York, New York
August 23, 1999

 WHETHER  OR  NOT YOU  EXPECT  TO  ATTEND  THE SPECIAL  MEETING,  PLEASE
  COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR
   SHARES  (UNLESS  YOU  ARE  VOTING   BY  TELEPHONE  OR  THROUGH  THE
   INTERNET). NO  POSTAGE NEED BE AFFIXED IF THE PROXY  CARD IS MAILED
    IN THE UNITED STATES.

                             BT Institutional Funds

                Institutional Cash Management Fund ("Cash Fund")
               Institutional Cash Reserves ("Cash Reserves Fund")
              Institutional Treasury Money Fund ("Treasury Fund")
                International Equity Fund ("International Fund")
                                   .Class I
                                   .Class II
                  Equity 500 Index Fund ("Equity Index Fund")
            Institutional Liquid Assets Fund ("Liquid Assets Fund")

                            BT Pyramid Mutual Funds

           BT Institutional Asset Management Fund ("Management Fund")

                                One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                October 8, 1999

    This Joint Proxy Statement ("Proxy Statement") is being furnished in con-nection with the solicitation of proxies by the Board of Trustees of BT Insti-tutional Funds (the "Institutional Trust") with respect to the above six series thereof (each, together with Management Fund, a "Fund," and collectively, the "Funds") and Management Fund, which is a series of BT Pyramid Mutual Funds (the "Pyramid Trust")/1/ for use at the special meeting of the Trust to be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Bal-timore, Maryland 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

    Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collective-ly, the "Portfolios"). The Portfolios in which the Funds invest are organized either as separate series of BT Investment Portfolios ("BT Portfolios"), an open-end management investment company, or as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. As feeder funds, each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

-----------
/1 /Unless otherwise indicated, subsequent references in this Proxy Statement to the "Trust" should be read, for the applicable Fund's shareholders, as referring to the Institutional Trust or the Pyramid Trust, as applicable.

    For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actu-ally taken by the Trust on behalf of the applicable series or Fund. Some ac-tions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See "Background."

    International Fund is comprised of two separate classes, each with its own expense structure. However, since the proposals presented in this Proxy State-ment uniformly affect all classes, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may prop-erly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment advisory
----------                    agreements (each a "New Advisory Agreement" and
Institutional Treasury        collectively the "New Advisory Agreements") for
Money Fund, International     each Fund's corresponding Portfolio:
Equity Fund, Institutional
Liquid Assets Fund and BT         A. To approve or disapprove a New Advisory
Institutional Asset           Agreement between each Fund's corresponding Port-
Management Fund ONLY)         folio and Bankers Trust Company ("Bankers Trust")
                              (the "New BT Advisory Agreements").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Morgan Grenfell Inc. ("MGI" and, to-gether with Bankers Trust, the "Advisers")/2/ (the "New MGI Advisory Agreements") to be imple-mented within two years of the date of the Spe-cial Meeting upon approval of the members of the Trust's and the Portfolio's Boards of Trustees, respectively, who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

-----------
/2/ For shareholders of the Cash Fund, Cash Reserve Fund and Equity Index Fund, subsequent references in this Proxy Statement to the "Advisers" refers only to Bankers Trust, unless otherwise indicated.

                                  C. To approve or disapprove a new sub-
                              investment advisory agreement (the "New Sub-advi-sory Agreements," which term, unless otherwise specified, is included within the meaning of New Advisory Agreements) among each Fund's corre-sponding Portfolio, MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's responsibilities, at MGI's expense, under the ap-plicable New MGI Advisory Agreement with the ap-plicable Portfolio upon approval of the Indepen-dent Trustees of the Trust and the Portfolio.

PROPOSAL II:                  To elect Trustees of the Trust and the Portfolios
-----------                   to hold office until their respective successors
(All Funds)                   have been duly elected and qualified or until
                              their earlier resignation or removal.

PROPOSAL III:                 To ratify or reject the selection of
------------                  PricewaterhouseCoopers LLP as the independent
(All Funds)                   accountants for the Funds and their corresponding
                              Portfolios for the current fiscal year.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The Funds' shareholders are to consider the approval of new investment ad-visory agreements for each Fund's corresponding Portfolio, as indicated in the table below:

--------------------------------------------------------------------------------
    Fund                             Corresponding Portfolio
--------------------------------------------------------------------------------
Cash Fund            Cash Management Portfolio ("Cash Portfolio")*
--------------------------------------------------------------------------------
Cash Reserves Fund   Cash Portfolio*
--------------------------------------------------------------------------------
Treasury Fund        Treasury Money Portfolio ("Treasury Portfolio")*
--------------------------------------------------------------------------------
International Fund   International Equity Portfolio ("International Portfolio")*
--------------------------------------------------------------------------------
Equity Index Fund    Equity 500 Index Portfolio ("Equity Index Portfolio")*
--------------------------------------------------------------------------------
Liquid Assets Fund   Liquid Assets Portfolio ("Liquid Assets Portfolio")**
--------------------------------------------------------------------------------
Management Fund      Asset Management Portfolio ( "Management Portfolio")*
--------------------------------------------------------------------------------

-----------
* A separately registered open-end management company organized as a trust under the laws of the State of New York.
** A separate series of BT Portfolios.

    Among other proposals, the shareholders of the Trust are also to consider the election of Charles P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust and Portfolios./3/ Dr. Herring and Messrs. Biggar and Langton currently serve on the Board of the Institutional Trust, Dr. Gruber and Mr. Van Benschoten currently serve on the Board of the Pyramid Trust, and Messrs. Biggar, Dill and Saunders currently serve on the Board of the Portfolios (collectively, the "Boards"). Drs. Gruber and Herring and Messrs. Langton and Van Benschoten currently serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust and the Portfolios to Section 15(f) of the Act, only Mr. Hale will be an "interested person" (within the meaning of Sec-tion 2(a)(19) of the Act) of the Funds or Portfolios following the Merger (as defined herein) and the approval of the New Advisory Agreements.

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimburse-ment of brokerage firms and others for their expenses in forwarding solicita-tion material to the beneficial owners of the Funds' shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly record-ed. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    The Annual Report of each Fund containing audited financial statements for the fiscal year ended September 30, 1998 (for International Fund), December 31, 1998 (for Cash Fund, Cash Reserves Fund, Treasury Fund, Equity Index Fund and Liquid Assets Fund), and March 31, 1999 (for Management Fund) as well as the Semi-Annual Report of each Fund (each a "Report"), have previously been fur-nished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-368-4031 for Institutional Trust and 1-800-730-1313 for Pyramid Trust.

-----------
/3/ Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" includes the Trustee Nominees of both the Trust and the Portfolios.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are en-titled to one vote each at the Special Meeting and fractional shares are enti-tled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

    Bankers Trust will vote any shares in accounts as to which it has invest-ment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of each Fund over which it has investment discretion in accord with its fiduciary and other legal ob-ligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the applicable Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers Trust for, against, or ab-staining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special meeting. This practice is com-monly referred to as "mirror" or "echo" voting.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the

Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, absten-tions and broker "non-votes" (that is, proxies from brokers or nominees indi-cating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with re-spect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

   Cash Fund           2,730,543,766.300 shares
   Cash Reserves Fund  3,164,008,343.110 shares
   Treasury Fund       1,958,225,657.010 shares
   International Fund     74,912,271.100 shares
   Equity Index Fund      16,212,331.767 shares
   Liquid Assets Fund  3,530,110,802.570 shares
   Management Fund        42,812,416.541 shares

    This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to com-mon ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record own-er. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is es-sential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the Internet).

    In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

      .indicate your instructions on the Proxy (or Proxies);

      .date and sign the Proxy (or Proxies); and

      .mail the Proxy (or Proxies) promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Funds

    Annex I attached hereto sets forth information as of the Record Date re-garding the beneficial ownership of the Funds' shares by (i) the only persons known by each Fund to beneficially own more than five percent of the outstand-ing shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the ex-ecutive officers of each Fund, and (iv) the Trustees and executive officers of each Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securi-ties and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individ-ual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

    Collectively, the Trustees and officers of the Trust own less than 1% of each Fund's outstanding shares.

Background

    Master-Feeder Structure. Shareholders of the Funds are being asked to ap-prove the New Advisory Agreements, as applicable, and to elect new Boards of Trustees of the Trust and the Portfolios. As indicated earlier, each Fund op-erates as a feeder fund in a master-feeder fund arrangement with the Portfo-lios, which serve as master funds. As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Portfolios and the ratification of the Portfolios' independent accountants.

    The Portfolios. As indicated earlier, one of the Portfolios is a separate series of BT Portfolios, while the remaining five Portfolios are separately registered open-end management investment companies. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the invest-ment adviser, custodian and administrator of each Portfolio. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation ("BT Corporation"), lo-cated at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, a registered bank holding company organized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), located at 31 West 52 Street, New York, NY 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of each Portfolio. ICC Dis-tributors, Inc. is not affiliated with Bankers Trust, Deutsche Bank, or any of their affiliates.

                            PROPOSALS IA, IB AND IC

                      APPROVAL OF NEW ADVISORY AGREEMENTS

    The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trust-ees. As more fully discussed below, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is gener-ally occasioned by the Merger (as defined herein) pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreements described in Proposal IB and the New Sub-advisory Agreements with Bankers Trust described in Proposal IC (which are not proposed for approval by shareholders of Cash Fund, Cash Reserves Fund and Equity Index Fund) will per-mit Deutsche Bank, upon the approval of the Independent Trustees of the Trust and the applicable Portfolio, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Advisory Agreements is needed to per-mit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Advisory Agreements

    The Prior Advisory Agreements. Prior to June 4, 1999, Bankers Trust served as investment adviser to each of the Portfolios (as discussed earlier) pursuant to separate investment advisory agreements between Bankers Trust and the appli-cable Portfolios (the "Prior Advisory Agreements"). The Prior Advisory Agree-ments were initially approved by the Boards of the applicable Portfolio and Trust, including a majority of the Independent Trustees of the Portfolio or the Trust, respectively.

    The following table lists: (i) the date of each Prior Advisory Agreement;
(ii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; (iii) the most recent date on which each Prior Ad-visory Agreement was approved by the applicable Fund's Trustees, including a majority of the Independent Trustees, and shareholders; and (iv) the amount paid by the Portfolios to Bankers Trust for services rendered pursuant to the Prior Advisory Agreements (for each Portfolio's last fiscal year):

                   Date of
                    Prior         Date Last              Date Last
    Portfolio     Advisory       Approved By            Approved By
  (Fiscal Year)   Agreement      Portfolio's               Fund's            Fee
------------------------------------------------------------------------------------
                            Trustees Shareholders* Trustees Shareholders*
------------------------------------------------------------------------------------
  Cash
  Portfolio
  12/31/98         4/23/90   3/8/99     4/23/90     3/8/99     4/23/90    $8,019,093
------------------------------------------------------------------------------------
  Treasury
  Portfolio
  12/31/98         4/23/90   3/8/99     4/23/90     3/8/99     4/23/90    $3,666,082
------------------------------------------------------------------------------------
  International
  Portfolio
  9/30/98           4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $8,493,173
------------------------------------------------------------------------------------
  Equity Index
  Portfolio
  12/31/98          4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $3,186,503
------------------------------------------------------------------------------------
  Liquid Assets
  Portfolio
  12/31/98         4/28/93   3/8/99     4/28/93     3/8/99     4/28/93    $5,018,284
------------------------------------------------------------------------------------
  Management
  Portfolio
  3/31/99           4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $4,398,804

-----------
* Shareholders voted to approve the Prior Advisory Agreements on their re-spective dates of inception.

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Ac-quisition Corporation, a wholly-owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation con-tinuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corpora-tion, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly-owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, in-stallment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were US $19.6 billion.

    Impact of the Merger on the Prior Advisory Agreements. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any per-son to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such reg-istered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company. . . ." Section 15(a)(4) of the Act further re-
quires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Advisory Agreements within the meaning of the Act, terminating the agreements according to their respective terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Acquisition Corporation with and into BT Corporation could be deemed to have resulted in an "assign-ment" of the Prior Advisory Agreements with Bankers Trust.

    On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without ob-taining prior shareholder approval, of the New BT Advisory Agreements during an interim period commencing on the date of the closing of the Merger and con-tinuing, for a period of up to 150 days, through the date on which each of the New BT Advisory Agreements are approved or disapproved by the respective shareholders of each Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreements, provided that these fees would be held in escrow pending shareholder approval of the New BT Advi-sory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Portfolios and paid to the Adviser under the New BT Advisory Agreements have been held in an interest-bearing escrow account and the Port-folios expect to continue to deposit these fees in such account until approval of the New BT Advisory Agreements by the respective shareholders of the Port-folios has been obtained. If the New BT Advisory Agreements are not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the applicable Fund. The following table sets forth the amount in escrow for each Fund as of June 30, 1999:

                                                                    Amount In
          Fund                                                       Escrow
  ----------------------------------------------------------------------------
   Cash Fund                                                       $342,718.09
  ----------------------------------------------------------------------------
   Cash Reserves Fund                                              $385,627.54
  ----------------------------------------------------------------------------
   Treasury Fund                                                   $232,922.02
  ----------------------------------------------------------------------------
   International Fund                                              $474,145.25
  ----------------------------------------------------------------------------
   Equity Fund                                                     $180,730.39
  ----------------------------------------------------------------------------
   Liquid Assets Fund                                              $237,547.65
  ----------------------------------------------------------------------------
   Management Fund                                                 $240,919.40
  ----------------------------------------------------------------------------

    The Funds, as shareholders of the Portfolios, are not being asked to ap-prove or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agree-ments and to approve the New Advisory Agreements for the Portfolios. Other than the parties and the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreements will contain substantially the same terms and conditions as the Prior Advisory Agreements. In addition, the form of Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the applicable investment subadviser with and upon the approval of the Board and the Independent Trustees. The advisory fee rates charged to the Portfolios un-der the Prior Advisory Agreements have continued to apply under the New BT Ad-visory Agreements and would continue to apply under the New MGI Advisory Agreements. MGI, and not the Portfolios, would be solely responsible for pay-ing the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The sub-advisory fees would be paid by MGI directly to the subadviser. In addition, the Advisers have advised the Portfolios that they can expect to continue to receive the same level and quality of services under the New Advisory Agreements as they received under the Prior Advisory Agreements. The Advisers have represented to the Boards that in the event of any material change in the investment management personnel of the Advisers re-sponsible for providing services to the Funds, the Advisers will apprise and consult with the relevant Board or Boards to ensure that the applicable Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

    The New Advisory Agreements. The form of the New Advisory and Sub-advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders approve the New Advisory Agreements, each of the agreements will remain in ef-fect for an initial term of two years from its effective date, and may be re-newed annually thereafter by specific approval of the respective Board or share-holders of the applicable Portfolio, provided that they are also approved by a majority of the Independent Trustees. The terms and conditions of the New Ad-visory Agreements, other than the parties and the dates of execution, effec-tiveness and initial term, are substantially the same as those of the Prior Advisory Agreements. In addition, the form of New Sub-advisory Agreements au-thorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the applicable investment subadviser with and upon approval of the Board and the Independent Trustees. Each of the New BT Advisory Agreements became effective as of June 4, 1999, the date of the consummation of the Merger.

    If the New MGI Advisory Agreements and/or the New Sub-advisory Agreements are approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreements until the New MGI Advisory Agreements and/or the New Sub-advisory Agreements, as applicable, are implemented. MGI, as Ad-viser, and Bankers Trust, as subadviser, would perform their respective advi-sory duties and be paid their respective advisory fees only upon implementa-tion of the applicable New Advisory Agreement.

    Under the terms of the New Advisory Agreements, as under the Prior Advi-sory Agreements, each of the Advisers agrees to furnish the Portfolios with investment advisory and other services in connection with a continuous invest-ment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the portfolios. Subject to the supervision and control of the Portfolios' Boards, each of the Advisers agrees to (a) conform to all applicable rules and regula-tions of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the applicable Portfolio's invest-ment objectives and policies as stated in Prospectuses and Statements of Addi-tional Information of the relevant Funds, as from time to time in effect, and the Portfolios' then current registration statements on Form N-1A as filed with the Commission and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its invest-ment determinations for each Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what se-curities or other investments will be purchased, sold or retained by each Portfolio, and (e) maintain books and records with respect to the securities transactions of each Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.

    The Advisory Fees. The investment advisory fee rate charged to the Portfo-lios under the New BT Advisory Agreements and the New MGI Advisory

Agreements is the same as the investment advisory fee rate charged under the Prior Advisory Agreements. As noted above, the investment advisory fee payable under the New Sub-advisory Agreements would be paid by MGI, not the Portfolios, and may vary from time to time subject to the approval of the applicable Port-folio's Board of Trustees, including a majority of its Independent Trustees.

    Bankers Trust is paid a fee under the New BT Advisory Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to the following:

          Portfolio                                    Advisory Agreement Fee*
  ----------------------------------------------------------------------------
   Cash Portfolio                                                0.15%
  ----------------------------------------------------------------------------
   Treasury Portfolio                                            0.15%
  ----------------------------------------------------------------------------
   International Portfolio                                       0.65%
  ----------------------------------------------------------------------------
   Equity Index Portfolio                                       0.085%**
  ----------------------------------------------------------------------------
   Liquid Assets Portfolio                                       0.15%
  ----------------------------------------------------------------------------
   Management Portfolio                                          0.65%
  ----------------------------------------------------------------------------

-----------
* Pursuant to the Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for each Fund are capped for the current fiscal year. The fee rates shown do not reflect the cap.
** This represents the actual fee paid to Bankers Trust over the last fiscal year. The fee rate was reduced to 0.075% on May 6, 1998.

    Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminat-ed), and shall remain in effect from year to year thereafter if approved annu-ally (1) by the Portfolios' Boards or by the holders of a majority of the Port-folios' respective outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreements, the New Advi-sory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Portfolios' Boards or by a "majority" vote of the shareholders of the Portfolios (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

    The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Port-folios) or from engaging in other activities. In addition, the Advisers are ob-ligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses includ-ing the fees of the Portfolios' Boards. The Portfolios also pay any extraordi-nary expenses incurred.

    Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be li-able for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agree-ments relate, provided that nothing therein shall be deemed to protect or pur-port to protect the Advisers against any liability to the Portfolios or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the perfor-mance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Cor-poration. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodi-ties. In addition to providing investment advisory services to the Portfolios, Bankers Trust serves as investment adviser to 31 other investment companies and investment subadviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have invest-ment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management.

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of Bankers Trust are set forth below.

    Name and Address               Principal Occupation
--------------------------------------------------------------------------------
Josef Ackermann                 Chairman of the Board, Chief Executive
Deutsche Bank A.G.              Officer and President, Bankers Trust
Taunusanlage 12                 Company; Member, Board of Managing
D-60262 Frankfurt am Main       Directors, Deutsche Bank A.G.
Federal Republic of
Germany

Hans Angermueller               Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

George B. Beitzel               Director, Computer Task Group, Inc.;
29 King Street                  Director, Phillips Petroleum Company;
Chappaqua, NY 10514-3432        Director, TIG Holdings Inc.

William R. Howell               Chairman Emeritus, J.C. Penney Company,
J.C. Penney Company, Inc.       Inc.; Director, Exxon Corporation;
P.O. Box 10001                  Director, Halliburton Company; Director,
Dallas, TX 75301-1109           National Organization on Disability;
                                Director, National Retail Federation;
                                Director and Chairman, Southern
                                Methodist University Board of Trustees;
                                Director, Warner-Lambert Company;
                                Director, The Williams Companies, Inc.

Hermann-Josef Lamberti          Member, Board of Managing Directors,
Deutsche Bank A.G.              Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

John A. Ross                    Regional Chief Executive Officer,
Deutsche Bank A.G.              Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019

Ronaldo H. Schmitz              Member, Board of Managing Directors,
Deutsche Bank A.G.              Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am Main
Federal Republic of Germany

    In addition to serving as investment adviser to the Portfolios, Bankers Trust also serves as administrator, transfer agent and custodian of each Port-folio and Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements. (Annex III sets forth the fees paid to Bankers Trust by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

    MGI. MGI is a corporation organized under the laws of the State of Dela-ware and is a registered investment adviser under the Advisers Act. It is lo-cated at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as investment subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, Lon-don, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients world-wide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Portfolios, together with the information regarding the fees charged to those companies.)

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGI are set forth below. Except as oth-erwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI con-stitute their principal occupation.

    Name and Address               Principal Occupation
--------------------------------------------------------------------------------
Richard Marin                   President and Director, Morgan Grenfell
280 Park Avenue                 Inc.; Managing Director, Bankers Trust
New York, NY 10017              Company

David Westover Baldt            Executive Vice President and Director,
                                Morgan Grenfell Inc.

Joan A. Binstock                Chief Operating Officer, Secretary,
                                Treasurer and Director, Morgan Grenfell Inc.

Audrey Mary Theresa             Executive Vice President, Portfolio
Jones                           Manager and Director, Morgan Grenfell Inc.

Robert H. Smith                 Chairman and Director, Morgan Grenfell
                                Inc.; Chief Executive Officer, Morgan
                                Grenfell Asset Manager; Chairman and
                                Chief Executive Officer, Morgan Grenfell
                                Development Capital

Steven Schneider                Managing Director, Bankers Trust Company
280 Park Avenue
New York, NY 10017

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a re-sult of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Boards that there are no circumstances arising from the Merger that might result in an "un-fair burden" (within the meaning of section 15(f) of the Act) being imposed on the Portfolios. After conducting their reviews of the Advisers and of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreements and its request that the Boards approve the New Advisory Agreements, the Boards were satisfied that they had received and appropriately considered the relevant factors and, after consultation with counsel, the Boards determined to approve the New Advisory Agreements.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolios' Boards must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Boards are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal author-ities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activi-ties of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolios or the Funds. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment compa-nies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an ap-plication for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Boards.

Recommendation of the Boards

    At a meeting of the Boards held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreements, the Boards, including the Independent Trustees, unanimously approved the New BT Ad-visory Agreements. In reaching this conclusion, the Boards obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust as investment adviser to the Portfolios. Additionally, the Boards considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolios; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreements contain substantially the same terms and condi-tions as the Prior Advisory Agreements. Based on the factors discussed above and others, the Boards determined that the New BT Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

    At meetings of the Boards held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreements and the New Sub-advisory Agreements, the Boards ob-tained from Deutsche Bank and MGI such information as they deemed reasonably necessary to approve MGI as an investment adviser to the Portfolios. Represent-atives of Deutsche Bank and MGI made detailed presentations at the July 15th and July 27th meetings with respect to, among other factors, the organizational structure, assets under management, asset management services, financial condi-tion and business plan of MGI. The Boards considered the same factors described above for the New BT Advisory Agreements with regard to the New MGI Advisory Agreements and the New Sub-advisory Agreements. The Boards also considered a number of other factors, including the capacity of MGI to perform its duties under the New Advisory Agreements; the high degree of continuity of investment management personnel expected to be available to the Portfolios because most of the personnel of Bankers Trust who provided services under the Prior Management Agreements will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Funds and Portfolios from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an investment adviser, as re-flected in its amount of assets under management; and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Boards considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consis-tency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreements will provide the Funds and the Portfolios with an investment adviser registered under the Advis-ers Act.

    The Boards were apprised that the deferral in implementing the New MGI Ad-visory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Boards that the New MGI Advi-sory Agreements and the New Sub-advisory Agreements would be implemented only upon the approval of the Portfolio's Independent Trustees based on information they then deemed necessary and adequate to consider these arrangements. At the July 27th meeting of the Boards, a majority of the Boards, including the Inde-pendent Trustees, approved the New MGI Advisory Agreements and the New Sub-ad-visory Agreements.

    Based on the factors discussed above and others, the Boards determined that the New MGI Advisory Agreements and the New Sub-Advisory Agreements are fair and reasonable and in the best interests of the Portfolios and their respective shareholders.

    In addition, at meetings held on March 24 and April 21, 1999 the Boards, including the Independent Trustees, also were apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

    If the New BT Advisory Agreements are approved by the shareholders, each agreement will continue in effect as described above. If any New BT Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to that New BT Advisory Agreement will be paid over to the appli-cable Portfolio. In such event, the applicable Board(s) will consider what other action is appropriate based upon the interests of the shareholders. If any New MGI Advisory Agreements and/or New Sub-advisory Agreements are not approved by the shareholders, the applicable New BT Advisory Agree-ment(s), if they have been approved by the shareholders, will continue in ef-fect in accordance with their terms while the Board(s) consider whether and the extent to which other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advi-sory Agreements at the same time that shareholders of other investment compa-nies approve the applicable New Advisory Agreements with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreements for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                  PROPOSAL II

                         ELECTION OF BOARDS OF TRUSTEES
                        OF THE TRUST AND THE PORTFOLIOS

    Trustees constituting the entire Board of Trustees of the Trust and of each Portfolio are to be elected at the Special Meeting to serve until their succes-sors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trust-ees of the Boards and nominated by the full Boards at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupa-tions during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Charles P. Biggar, Richard J. Herring and Bruce E. Langton are currently Trustees of the Institutional Trust, Martin
J. Gruber and Harry Van Benschoten are currently Trustees of the Pyramid Trust and Charles P. Biggar, S. Leland Dill and Philip Saunders, Jr. are currently Trustees of the Portfolios. No Trustee or Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the elec-tion of the Trustee Nominees named below as the entire Board of Trustees of the Trust and of each Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

    The following table sets forth the name, age, position with the Trust/Portfolios, and principal occupation of each Trustee Nominee; each Trustee Nominee is proposed to be elected as such for the Trust and for each Portfolio.

                        Position with                Principal Occupations
 Name and Age           Trust/Portfolios             During Last Five Years
-------------------------------------------------------------------------------
 Charles P. Biggar+     Trustee of Institutional     Retired; formerly, Vice President
 Age: 68                Trust since 1990; Trustee    of International Business Machines
                        of Portfolios since          ("IBM") and President of the
                        inception of                 National Services and Field
                        each Portfolio               Engineering Divisions of IBM.

 S. Leland Dill(1)+     Trustee of Portfolios        Retired; Director, Coutts (U.S.A.)
 Age: 69                since inception of           International; Trustee, Phoenix-
                        each Portfolio               Zweig Trust(4) and Phoenix-Euclid
                                                     Market Neutral Fund(4); former
                                                     Partner of KPMG Peat Marwick;
                                                     Director, Vintners International
                                                     Company Inc.; Director, Coutts
                                                     Trust Holdings Ltd.; Director,
                                                     Coutts Group; General Partner,
                                                     Pemco(4).

                          Position with       Principal Occupations
 Name and Age             Trust/Portfolios    During Last Five Years
-------------------------------------------------------------------------------
 Martin J. Gruber(1)+     Trustee of          Nomura Professor of Finance,
 Age: 62                  Pyramid Trust       Leonard N. Stern School of
                          since 1992          Business, New York University
                                              (since 1964); Trustee, TIAA(4);
                                              Trustee, SG Cowen Mutual
                                              Funds(4); Trustee, Japan Equity
                                              Fund(4); Trustee, Taiwan Equity
                                              Fund(4).

 Richard Hale*                                Managing Director, Deutsche Asset
 Age: 54                                      Management; Director, Flag
                                              Investors Fund(4); Managing
                                              Director, BT Alex. Brown
                                              Incorporated; Director and
                                              President, Investment Company
                                              Capital Corp.

 Richard J. Herring(1)+   Trustee of          Jacob Safra Professor of
 Age: 53                  Institutional Trust International Banking, Professor
                          Since 1990          of Finance and Vice Dean, The
                                              Wharton School, University of
                                              Pennsylvania (since 1972).

 Bruce E. Langton(1)+     Trustee of          Retired; Trustee, Allmerica
 Age: 68                  Institutional Trust Financial Mutual Funds (1994) to
                          Since 1990          present); Member, Pension &
                                              Thrift Plans and Investment
                                              Committee, Unilever U.S.
                                              Corporation (1989 to present)(3);
                                              Director, TWA Pilots Directed
                                              Account Plan and 401K Plan (1988
                                              to present)(4).

 Philip Saunders, Jr.(1)+ Trustee of          Principal, Philip Saunders
 Age: 63                  Portfolios since    Associates (Economic and
                          inception of        Financial Analysis); Former
                          each Portfolio      Director, Financial Industry
                                              Consulting, Wolf and Company;
                                              President, John Hancock Home
                                              Mortgage Corporation; Senior Vice
                                              President of Treasury and
                                              Financial Services, John Hancock
                                              Mutual Life Insurance Company,
                                              Inc.

 Harry Van Benschoten(1)+ Trustee of          Retired; Director, Canada Life
 Age: 71                  Pyramid Trust       Insurance Corporation of New
                          since 1992          York.

-----------
* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
+ Messrs. Biggar, Herring and Langton are members of the Audit Committee of the Institutional Trust, Messrs. Gruber and Van Benschoten are members of the Audit Committee of the Pyramid Trust and Messrs. Biggar, Dill and Saun-ders are members of the Audit Committees of the Portfolios.

(1) Holds one other trusteeship in the Bankers Trust Fund Complex, as defined herein.
(2) Holds two other trusteeships in the Bankers Trust Fund Complex, as defined herein.
(3) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(4) An investment company registered under the Act.

    Each Board has established an Audit Committee that meets with the Trust's/Portfolios' independent accountants to review the financial statements of the Trust/Portfolios, the adequacy of internal controls and the accounting procedures and policies of the Trust/Portfolios, and reports on these matters to the Board. The Independent Trustees of each Board, who constitute 100% of the membership of each current Board, select and nominate the new trustee nomi-nees who are not "interested persons," as defined under the Act, of the Trust or Portfolios, as applicable. The Boards do not have compensation committees. During 1998, the Board of Pyramid Trust held five meetings, the Board of Insti-tutional Trust held four meetings, the Boards of the Portfolios held six meet-ings and the Audit Committee of each Board held two meetings. No Trustee at-tended less than 75% of the applicable meetings.

    If Richard Hale is elected, he will not be a member of the Audit Committee.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust, Portfolios and Bankers Trust Fund Complex (as defined below) during the most recent calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees are also reim-bursed for all reasonable expenses incurred during the execution of their du-ties for the Trust, Portfolios and Bankers Trust Fund Complex.*

                                      Aggregate   Pension or Retirement   Estimated
                        Aggregate    Compensation  Benefits Accrued as     Annual     Total Compensation
                       Compensation    from the          Part of        Benefits upon From the Complex*
Name of Trustee       from the Trust  Portfolios     Trust Expenses      Retirement    Paid to Trustees
--------------------------------------------------------------------------------------------------------
Charles P. Biggar        $11,107       $25,143             N/A               N/A           $36,250
S. Leland Dill               N/A       $21,278             N/A               N/A           $36,250
Martin J. Gruber         $19,167           N/A             N/A               N/A           $36,250
Richard Hale                 N/A           N/A             N/A               N/A               N/A
Richard J. Herring       $23,625           N/A             N/A               N/A           $35,000
Bruce E. Langton         $23,625           N/A             N/A               N/A           $35,000
Philip Saunders, Jr.         N/A       $21,425             N/A               N/A           $36,250
Harry Van Benschoten     $19,167           N/A             N/A               N/A           $36,250

-----------
* The "Bankers Trust Fund Complex" consists of the Institutional Trust, the Pyramid Trust and the Portfolios, as well as BT Investment Funds, BT Advisor Funds and BT Insurance Funds Trust.

    The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years of the officers of the Trust.

 Name and Age                  Position with Trust and Principal Occupations
-----------------------------------------------------------------------------------------
 John A. Keffer   President and Chief Executive Officer since 1998; President, Forum
 Age: 57          Financial Group L.L.C. and its affiliates; President, ICC Distributors,
                  Inc.*

 Daniel O. Hirsch Secretary since 1998; Director, Deutsche Asset Management since 1999;
 Age: 45          Director, BT Alex. Brown Incorporated and Investment Company Capital
                  Corporation, 1998-99; Associate General Counsel, Office of General
                  Counsel, United States Securities and Exchange Commission, 1993-1998.

 Charles A. Rizzo Treasurer since 1999; Vice President and Department Head, Deutsche
 Age: 41          Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP
                  1993-98.
-----------------------------------------------------------------------------------------

-----------
* Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Recommendation of the Boards

    At a meeting of the Boards held on July 27, 1999 the Boards, based on a recommendation of the incumbent Independent Trustees of each, unanimously ap-proved the nomination of the Trustee Nominees. In reaching this conclusion, the Boards obtained from the Trustee Nominees such information as they deemed rea-sonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Boards of the Trust and the Portfolios; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the Portfolios; and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors discussed above and others, the Boards determined that the election of the Trustee Nominees is in the best interest of the Trust and the Portfolios and their respective shareholders.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL III

                        RATIFICATION OF THE SELECTION OF
                           PRICEWATERHOUSECOOPERS LLP
                         AS INDEPENDENT ACCOUNTANTS FOR
                            THE FUNDS AND PORTFOLIOS

    The Boards of the Trust and the Portfolios, including a majority of the In-dependent Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Funds and the Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of each Fund and each Portfolio since their respective dates of inception and has advised the Trust and the Portfolios that they have no direct or indirect financial interest in any Fund or Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appro-priate questions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

    In view of the master-feeder structure discussed earlier, approval of each of Proposals IA, IB and IC with respect to a particular Portfolio's New Advi-sory Agreements requires the affirmative vote of a "majority" of the outstand-ing shares of the Portfolio's various feeder funds as shareholders of the Port-folio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds) determined by reference to the shares outstanding of the various feeder funds). Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which requires the approval of a speci-fied percentage of the outstanding shares of a Portfolio.

    Approval of Proposal II with respect to the Trustee Nominees requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting. Approval of Proposal II with respect to the Trustee Nominees of the Portfolios requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' vari-ous feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

    Approval of Proposal III with respect to the selection of the independent accountants of the Funds requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for each Fund. Approval of Proposal III with respect to the selection of the independent accountants of the Portfolios requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of each Portfolio's various feeder funds. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Pro-posal III.

--------------------------------------------------------------------------------
    THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT
     THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II AND
                  III. ANY UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

    The Board is not aware of any other matters that will come before the Spe-cial Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

    Shareholders holding at least 10% of each Fund's outstanding voting securi-ties (as defined in the Act) may require the calling of a meeting of sharehold-ers for the purpose of voting on the removal of any Trustee of the Fund. Meet-ings of shareholders for any other purpose also shall be called by the applica-ble Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

  SHAREHOLDERS WHO DO  NOT EXPECT TO  BE PRESENT AT THE  SPECIAL MEETING AND
   WHO WISH TO HAVE THEIR  SHARES VOTED ARE REQUESTED  TO DATE AND SIGN THE
    ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, UNLESS THEY ARE
     VOTING BY TELEPHONE OR THROUGH THE INTERNET.


                                             By Order of the Board of
                                               Trustees,
                                             /s/ Daniel O. Hirsch
                                             Daniel O. Hirsch, Secretary

August 23, 1999

 THE BOARD OF  TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS  WILL ATTEND THE
  SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING
   ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

                                                                        Annex I

(i) 5% Shareholders

CASH FUND:

Name and
Address of
Beneficial  Shares Beneficially   Percent Ownership
Owner              Owned        of Outstanding Shares
-----------------------------------------------------

Kitty Hawk Funding Corp            203,099,357.7300           7.698
Essar Steel/CMC CP Account
100 N Tryon Street NC1-007-10-06
Charlotte, NC 28202-4000

Private Bank Sweep                 190,898,116.9700           7.236
Custody-Institutional Cash Mgmt
1 BT Plaza 17th Fl
New York, NY 10006

Montag & Caldwell Growth Fund      137,099,025.1200           5.197
Attn Samela Walker
3343 Peachtree Road NE Ste 1100
Atlanta, GA 30326-1430

CASH RESERVES FUND:

Name and Address of Beneficial    Shares Beneficially   Percent Ownership
Owner                                    Owned        of Outstanding Shares
---------------------------------------------------------------------------
Bankers Trust Co. of California    591,635,273.5700          18.610
as Custodian for
Cascade Investment LLC
100 Plaza One Stop 3048
Attn Michele Russo
Jersey City, NJ 07311-3901

Banc One Collection                464,025,148.1500          14.596
800 Brooksedge Blvd 3rd Fl Wst W
Columbus, OH 43271-0001

Disbursement Funding Limited       312,699,404.6700           9.836
Escatawpa Funding Limited
Partnership c/o ML Leasing Eq Co
250 Vesey Street
World Financial Ct No. Tower
New York, NY 10281-1012

Kaiser Foundation                  169,277,812.1100           5.325
C/O Bankers Trust Co.
Attn Bernard Tsang
Los Angeles, CA 90071-3109
300 South Grand Avenue 40th FL.

TREASURY FUND:

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Apex/AFS Escrow                        245,547,751.6900           14.514
Attn Bill Shaub
4825 Higbee Ave NW
Canton, OH 44718-2597

Chevy Chase                             97,385,640.3700            5.757
4 Albany Street
New York, NY 10006-1502

Mill Creek Holdings Ltd.                93,882,070.3300            5.549
2001 Ross Avenue Suite #3200
Dallas, TX 75201-2927

RTC CHF RSRV Fund                       92,863,285.8100            5.489
FDIC
801 17th Street NW Room H-2004
Washington, D.C. 20232-0004

INTERNATIONAL FUND:

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Fidelity investments Institutional      27,978,344.7770           42.515
  Operations Co. Inc.
(FIOC) As Agent For Certain
100 Magellan Way (KWIC)
Employee Benefit Plans
Covington, KY 41015-1999
Citizens Bank                            5,217,504.2640            7.928
C/O Trust Operation-332021
101 N. Washington Ave.
Saginaw, MI 48607-1206
Princeton Theological Seminary          3,3773,584,9060           5.734%
64 Mercer Street
Princeton, NJ 08540-6819
Charles Schwab & Co.                     6,458,515,0850          70.935%
Omnibus Account Reinvest
Attn: Mutual Fund Acct Mgmt TEA 333-
  8
101 Montgomery Street
San Francisco, CA 94104

EQUITY INDEX FUND:

Name and Address of Beneficial   Shares Beneficially   Percent Ownership
Owner                                   Owned        of Outstanding Shares
--------------------------------------------------------------------------
Northern Telecom Omnibus Acco       2,367,900.0660          14.606
c/o Bankers Trust Company
Attn John Sawicki Mailstop 3064
Jersey City, NJ 07302-3885
34 Exchange Place 6th Fl

Bankers Trust Co. TTEE              2,054,419.6750          12.672
The William Penn Foundation
c/o Mr. Eric R. Aird
100 North 18th Street
Two Logan Square--11th Fl
Philadelphia, PA 19103-2707

The Whitaker Foundation             1,356,774.8640           8.369
1700 N Moore St Ste 2200
Arlington, VA 22209-1923

Bankers Trust Co. Cust 401(K)         959,541.1840           5.919
Premark Retirement Savings Plan
Attn: Kathy Wright
Jersey City, NJ 073302-3885
34 Exchange Place

LIQUID ASSETS FUND:

Name and Address of Beneficial   Shares Beneficially   Percent Ownership
Owner                                   Owned        of Outstanding Shares
--------------------------------------------------------------------------
Claims Resolution Management
  Corporation                     342,674,360.94             9.65
8260 Willow Oaks Corp. Drive
Suite 600
Fairfax, VA 22031
Attn.: Ms. Mathann Purvis

Bankers Trust Affiliates          189,450,576.01             5.34
c/o Bankers Trust Company
130 Liberty Street
26th Floor
New York, NY
Attn.: Sandra Quinones

MANAGEMENT FUND:

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Bankers Trust Co. Cust                  15,564,658.0650          36.355
Kraft Thrift Plan
Attn Brian Drummond
Jersey City, NJ 07302-3885
34 Exchange Place Fl 6

Bankers Trust Cust                      12,333,967.0200          28.809
Philip Morris Inc.
Profit Sharing Trust
34 Exchange Pl, Fl 6
Attn Barry Levine
Jersey City, NJ 07302-3885

Northern Telecom                         7,688,599.6830          17.959
c/o Bankers Trust Company
Attn John Sawicki Mailstop 3064
Jersey City, NJ 07302-3885
34 Exchange Place, 6th Fl

Bankers Trust Co. Cust. 401(K)           3,250,538.5860           7.593
Matsushita Elec Corp of Amer
Attn: Elijah Outen
Jersey City, NJ 07311-3999
100 Plaza One Mailstop 3064

(ii) Trustees and Trustee Nominees                                    *
Charles P. Biggar                                                     *
S. Leland Dill                                                        *
Martin J. Gruber                                                      *
Richard Hale                                                          *
Richard J. Herring                                                    *
Bruce E. Langton                                                      *
Philip Saunders, Jr.                                                  *
Harry Van Benschoten                                                  *

(iii) Executive Officers                                              *
John A. Keffer                                                        *
Daniel O. Hirsch                                                      *
Charles A. Rizzo                                                      *

(iv) Trustees and Executive Officers
  as a Group                                                          *

-----------
* The Trustees, the Trustee Nominees, the executive officers of the Trust and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II

                             BT INSTITUTIONAL FUNDS


                                                                   Advisory Fee
                                                Net Assets (As of      as a
                                                  Most Recently   Percentage of
                                                Completed Fiscal  Average Daily
                                                      Year)         Net Assets
---------------------------------------------------------------------------------
Cash Management Portfolio:
 Includes the following feeder funds:                                       0.15%
  BT Investment Cash Management Fund              $232,585,828.00
  BT Investment Money Market Fund                 $436,604,000.00
  BT Institutional Cash Management Fund         $2,347,142,000.00
  Institutional Cash Reserves                   $2,367,776,951.00
  Money Market ProFund                            $204,909,098.00

Treasury Money Portfolio:
 Includes the following feeder funds:                                       0.15%
  BT Investment Treasury Money Fund               $308,910,930.00
  BT Institutional Treasury Money Fund          $1,728,834,000.00

International Equity Portfolio:
 Includes the following feeder funds:                                       0.65%
  BT Investment International Equity Fund       $1,251,580,000.00
  BT Institutional International Equity Fund      $564,912,810.00

Security Equity Fund--International Series          $5,116,633.76         NOTE B
  (Security Benefit)

Style Select Series, Inc.--International           $38,380,000.00   At an annual
  Equity Portfolio (Sun America)                                    rate of 0.60%

Latin America Equity Portfolio:
 Includes the following feeder fund:                                        1.00%
  BT Investment Latin America Equity Fund           $6,256,338.00

Pacific Basin Equity Portfolio
 Includes the following feeder fund:                                        0.75%
  BT Investment Pacific Basin Equity Fund           $4,268,200.00

Season Series Trust--International Equity           $5,069,965.31 0.15% -- first
  Portfolio (Sun America)                                           $500 million
                                                                      0.05% over
                                                                    $500 million

Global Emerging Markets Equity Portfolio
 Includes the following feeder fund:                                        1.10%
  BT Investment Global Emerging Markets Equity      $1,967,543.00
    Fund

Morgan Grenfell European Equity Growth Fund        $48,978,626.00           0.70%

Morgan Grenfell International Small Cap Equity     $25,597,321.00           1.00%
  Fund

Morgan Grenfell European Small Cap Equity Fund      $2,707,986.00           1.00%

Morgan Grenfell Emerging Markets Equity Fund      $150,296,502.00           1.00%

                                                                  Advisory Fee
                                             Net Assets (As of        as a
                                               Most Recently      Percentage of
                                             Completed Fiscal     Average Daily
                                                   Year)           Net Assets
-------------------------------------------------------------------------------
Asset Management Portfolio
 Includes the following feeder fund:                                   0.65%
  BT Investment Lifecycle Long Range Fund      $133,549,990.00
  BT Institutional Asset Management Fund       $570,120,359.00

Asset Management Portfolio II
 Includes the following feeder fund:                                   0.65%
  BT Investment Lifecycle Mid Range Fund        $77,555,590.00

Asset Management Portfolio III
 Includes the following feeder fund:                                   0.65%
  BT Investment Lifecycle Short Range Fund      $44,531,798.00

Morgan Grenfell Fixed Income Fund            $1,245,563,331.00         0.40%

Morgan Grenfell Short-Term Fixed Income         $23,894,825.00         0.40%
  Fund

Morgan Grenfell Fixed Income Portfolio         $111,854,000.00        0.275%

Morgan Grenfell Limited Duration Municipal      $48,037,000.00         0.20%
  Bond Portfolio

Morgan Granfell Intermediate Term Municipal    $116,854,000.00        0.275%
  Bond Portfolio

Equity 500 Index Portfolio:
 Includes the following feeder funds:                                  0.08%
  BT Institutional Equity 500 Index Fund     $2,288,969,859.00
  Scudder S & P 500 Index Fund                 $244,805,518.35
  American Aadvantage S & P 500 Index Fund     $322,610,586.01
  USAA S & P 500 Index Fund                  $2,713,859,248.97
  American Aadvantage S&P 500 Index Mileage      $3,632,960.16
    Fund
  BT Investment Equity 500 Index Fund          $929,474,411.08

Quantitative Equity Fund                                   N/A(1)      0.50%

American Skandia Trust--AST Bankers Trust      $452,128,871.00       NOTE G
  Enhanced 500 Portfolio

Security Equity Fund--Enhanced Index Series     $15,785,667.21       NOTE H
  (Security Benefit)

BT Insurance Equity 500 Index Fund              $49,691,350.00         0.20%

American General Series Portfolio--MidCap      $814,774,297.65       NOTE C
  Index Fund (VALIC)

American General Series Portfolio--Stock     $4,624,973,419.19       NOTE C
  Index Fund (VALIC)

-----------
(1) The fund commenced operations on March 31, 1999. Accordingly, the fund does not have a full fiscal year of operations to report.

                                        Net Assets (As of      Advisory Fee
                                          Most Recently     as a Percentage of
                                         Completed Fiscal     Average Daily
                                              Year)             Net Assets
--------------------------------------------------------------------------------
American General Series Portfolio           $12,489,608.16               NOTE D
  Company 2--Stock Index Fund (VALIC)

American General Series Portfolio            $6,585,995.57               NOTE D
  Company 2--MidCap Index Fund

EQ Advisors Trust--BT Equity 500 Index     $392,561,486.32         0.05% of the
  Portoflio (Equitable)                                     Portfolio's average
                                                               daily net assets

Variable Insurance Products Fund II--    $4,624,170,180.40 At an annual rate of
  Index 500 Portfolio (Fidelity)                              0.006% (0.6 basis
                                                                         points)

Fidelity Concord Street Trust--Spartan  $17,202,394,585.66 At an annual rate of
  U.S. Equity Index Fund                                      0.006% (0.6 basis
                                                                         points)

Pacific Select Fund--Equity Index        $1,808,280,989.82               NOTE E
  Portoflio (Pacific Mutual)

AARP U.S. Stock Index Fund (Scudder)       $464,922,428.55               NOTE F

                            BT PYRAMID MUTUAL FUNDS


                                                    Net Assets       Advisory
                                                    (As of Most      Fee as a
                                                     Recently      Percentage of
                                                     Completed     Average Daily
                                                   Fiscal Year)     Net Assets
--------------------------------------------------------------------------------
Cash Management Portfolio:
 Includes the following feeder funds:                                  0.15%
  BT Investment Cash Management Fund............ $  232,585,828.00
  BT Investment Money Market Fund............... $  436,604,000.00
  BT Institutional Cash Management Fund......... $2,347,142,000.00
  Institutional Cash Reserves................... $2,367,776,951.00
  Money Market ProFund.......................... $  204,909,098.00
Treasury Money Portfolio:
 Includes the following feeder funds:                                  0.15%
  BT Investment Treasury Money Fund............. $  308,910,930.00
  BT Institutional Treasury Money Fund.......... $1,728,834,000.00
Capital Appreciation Portfolio:
 Includes the following feeder fund:                                   0.65%
  BT Investment Capital Appreciation Fund....... $   25,496,736.00
Small Cap Portfolio:
 Includes the following feeder fund:                                   0.65%
  BT Investment Small Cap Fund.................. $  172,310,059.00
BT Investment Equity Appreciation Fund.......... $  122,077,106.00     0.65%

                                                  Net Assets       Advisory
                                                  (As of Most      Fee as a
                                                   Recently      Percentage of
                                                   Completed     Average Daily
                                                 Fiscal Year)     Net Assets
------------------------------------------------------------------------------
American General Series Portfolio Company 3--
  Small Cap Value Fund (VALIC)a............... $    3,273,066.27       NOTE A
Season Series Trust--Large Cap Growth          $    5,142,375.93 0.10%--first
  Portfolioa..................................                   $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Composite             $    5,308,328.33 0.05%--first
  Portfolioa..................................                   $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Value Portfolioa..... $    5,470,359.19 0.10%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Growth Portfolioa.... $    5,380,426.86 0.10%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Mid-Cap Value             $    5,504,588.18 0.10%--first
  Portfolioa..................................                   $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Small-Cap Portfolioa..... $    5,350,213.30 0.07%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Morgan Grenfell Smaller Companies Fund........ $    6,513,010.00        1.00%
Morgan Grenfell Micro Cap Fund................ $   17,485,411.00        1.50%
Morgan Grenfell Small Cap Fund, Inc........... $  116,599,100.00        1.00%
Morgan Grenfell International Select Equity
  Fund........................................ $   57,890,123.00        0.70%
Equity 500 Index Portfolio:                                             0.08%
 Includes the following feeder funds:
  BT Institutional Equity 500 Index Fund...... $2,288,969,859.00
  Scudder S & P 500 Index Fund................ $  244,805,518.35
  American Aadvantage S & P 500 Index Fund.... $  322,610,586.01
  USAA S & P 500 Index Fund................... $2,713,859,248.97
  American Aadvantage S&P 500 Index Mileage
    Fund...................................... $    3,632,960.16
  BT Investment Equity 500 Index Fund......... $  929,474,411.08

-----------
a Bankers Trust acts as Sub-Advisor of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to repli-cate a securities index.

                                                   Net Assets       Advisory
                                                  (As of Most       Fee as a
                                                    Recently      Percentage of
                                                   Completed      Average Daily
                                                  Fiscal Year)     Net Assets
-------------------------------------------------------------------------------
Quantitative Equity Fund.....................              N/A/1/        0.50%
American Skandia Trust--AST Bankers Trust
  Enhanced 500 Portfolio.....................  $   452,128,871.00       NOTE J
Security Equity Fund--Enhanced Index Series
  (Security Benefit).........................  $    15,785,667.21       NOTE K
BT Insurance Equity 500 Index Fund...........  $    49,691,350.00        0.20%
American General Series Portfolio--MidCap
  Index Fund (VALIC).........................  $   814,774,297.65       NOTE D
American General Series Portfolio--Stock
  Index Fund (VALIC).........................  $ 4,624,973,419.19       NOTE D
American General Series Portfolio Company 2--
  Stock Index Fund (VALIC)...................  $    12,489,608.16       NOTE D
American General Series Portfolio Company 2--
  MidCap Index Fund..........................  $     6,585,995.57       NOTE D
EQ Advisors Trust--BT Equity 500 Index
  Portfolio (Equitable)......................  $   392,561,486.32         0.05%
Variable Insurance Products Fund II--Index
  500 Portfolio (Fidelity)...................  $ 4,624,170,180.40 At an annual rate of
                                                                   0.006% (0.6
                                                                  basis points)
Fidelity Concord Street Trust--Spartan U.S.
  Equity Index Fund..........................  $17,202,394,585.66 At an annual rate of
                                                                   0.006% (0.6
                                                                  basis points)
Pacific Select Fund--Equity Index Portfolio
  (Pacific Mutual)...........................  $ 1,808,280,989.82       NOTE E
AARP U.S. Stock Index Fund (Scudder).........  $   464,922,428.55       NOTE F

-----------
/1/The fund commenced operations on March 31, 1999. Accordingly, the fund does not have a full fiscal year of operations to report.

NOTE A) A monthly fee computed at the annual rate of 0.03% of the average daily net asset value of the portion of the Small Cap Value Fund portfolio that BT manages.

NOTE B) An annual rate of .60% of the combined average daily net assets of the International Funds of $200 million or less; and an annual rate of .55% of the combined average daily net assets of the International Fund of more than $200 million.

NOTE C) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the $2 billion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the ex-cess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE D) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 bil-lion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE E) A fee is paid at the beginning of each calendar quarter, based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000: 0.08% on first $100 million; 0.04% on next $100 million; 0.02% on excess.

NOTE F) The fee paid to the Sub-Adviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000.

NOTE G) An annual rate of .17% of the portion of the average daily net assets of the Portfolio not in excess of $300 million; plus .13% of the portion of the net assets over $300 million.

NOTE H) An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; and an annual rate of .15% of the combined average daily net assets of the Enhanced Index Funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index Funds of more than $300 million.

Subject to the following minimum fees: (I) in the first year from the date the Enhanced Index Series of Security Equity Fund is seeded (the "Seeding Date"), no minimum fee; (ii) in the second year from the Seeding Date, $100,000 minimum and (iii) in the third year from the Seeding Date and each year thereafter, $200,000 minimum. If at the end of the second year from the Seeding Date the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $100,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor. If at the end of the third year from the Seeding Date, and each year thereafter that this Agree-ment is in effect, the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $200,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor.

                                                                       Annex III

       Fund                Fee                    Portfolio                   Fee
-------------------------------------------------------------------------------------
Cash Fund               $1,143,625         Cash Portfolio                  $2,673,031
-------------------------------------------------------------------------------------
Cash Reserves Fund      $1,213,778         Cash Portfolio                  $2,673,031
-------------------------------------------------------------------------------------
Treasury Fund           $1,034,694         Treasury Portfolio              $1,222,027
-------------------------------------------------------------------------------------
International Fund      $1,461,062         International Portfolio         $1,959,963
-------------------------------------------------------------------------------------
Equity Index Fund         $925,959         Equity Index Portfolio            $676,625
-------------------------------------------------------------------------------------
Liquid Assets Fund      $1,673,817         Liquid Assets Portfolio         $1,672,823
-------------------------------------------------------------------------------------
Management Fund           $804,556         Management Portfolio              $676,739
-------------------------------------------------------------------------------------

                                                                       EXHIBIT A

            [FORM OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT]

    AGREEMENT made as of [    ] by and between [Trust Name], a (state of organ-
ization) (herein called the "Trust") and [    ] (herein called the "Investment
Adviser") [and [    ] (herein called the "Investment Subadviser")].

    WHEREAS, the Trust is registered as an open-end management investment com-pany under the Investment Company Act of 1940;

    WHEREAS, the Trust desires to retain the Investment Adviser to render in-vestment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be cre-ated in the future (each, a "Fund") as listed on Exhibit A hereto, and the In-vestment Adviser is willing to so render such services on the terms hereinafter set forth;

    [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;](/1/)

    NOW, THEREFORE, this Agreement

                             W I T N E S S E T H :

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [In-vestment Adviser] [Investment Subadviser] to act as [investment adviser] [in-vestment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compen-sation herein provided.

    2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The [Investment Adviser] [Investment
-----------
(1) Contained in the form of Investment Sub-advisory Agreement only.

Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Se-curities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

    (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding compa-nies and their subsidiaries;

    (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer se-lected by it. In placing orders with brokers and dealers, the [Investment Ad-viser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after tak-ing into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing ba-sis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discre-tion. Subject to the review of the [Trust's Board of Trustees] [Investment Ad-viser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a com-mission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the [Investment Adviser] [Investment Subadviser] deter-mines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or deal-er, viewed in terms of either that particular transaction or the overall re-sponsibilities of the [Investment Adviser] [Investment Subadviser] with re-spect to the accounts as to which it exercises investment discretion; and


EX-2

    (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may re-quest.

    3. [Subject to the provisions of this Agreement, the duties of the Invest-ment Subadviser, the portion of portfolio assets that the Subadviser shall man-age, and the fees to be paid the Investment Subadviser by the Investment Ad-viser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act].(!)

    4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed ex-clusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

    5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the prop-erty of the Trust and further agrees to surrender promptly to the [Trust] [In-vestment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the rec-ords required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

    6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securi-ties (including brokerage commissions, if any) for the Fund.

    7. Compensation. For the services provided and the expenses assumed pursu-ant to this Agreement, the [Trust] [Investment Adviser] will pay the [Invest-ment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Ex-hibit A hereto of that Fund's average daily net assets.
-----------
(2) Provision contained in the form of Investment Sub-advisory Agreement only.

                                                                            EX-3

    8. Limitation of Liability of the [Investment Adviser] [Investment Subadviser]: Indemnification.

    (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of com-pensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

    (b) Subject to the exceptions and limitations contained in Section 7(c) below:

      (i) the [Investment Adviser] [Investment Subadviser] (hereinafter re-ferred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Advis-er] [Investment Subadviser] of the Fund, and against amounts paid or in-curred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limita-tion, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (c) No indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Ad-viser] or to one or more Funds' investors by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

      (ii) in the event of a settlement, unless there has been a determina-tion that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (A) by the court or other body approving the settlement; or

        (B) by at least a majority of those Trustees who are neither In-terested Persons of the Trust nor are parties to the matter based upon a

EX-4
    review of readily available facts (as opposed to a full trial-type inquiry); or

        (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by ap-propriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severa-ble, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

    (e) Expenses in connection with the preparation and presentation of a de-fense to any claim, suit or proceeding of the character described in subsec-tion (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that ei-ther (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have de-termined, based upon a review of readily available facts as opposed to a tri-al-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

    9. Duration and Termination. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agree-ment shall have been approved by the Board of Trustees of the Trust with re-spect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided here-in, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifi-cally approved at least annually (a) by the vote of a majority of those mem-bers of the Board of Trustees of the Trust who are not parties to this Agree-ment or Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on

                                                                           EX-5
such approval, or (b) by Vote of a Majority of the Outstanding Voting Securi-ties of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securi-ties of the Trust on 60 days' written notice to the [Investment Adviser] [In-vestment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penal-ty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agree-ment will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

    11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

      (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

      (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations un-der this Agreement;

      (c) This Agreement is legal, valid and binding, and enforceable in ac-cordance with its terms; and

      (d) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

    12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby cov-enants and agrees that, so long as this Agreement shall remain in effect:

      (a) The [Investment Adviser] [Investment Subadviser] shall remain ei-ther exempt from, or registered under, the registration provisions of the Advisers Act; and

      (b) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

    13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage pre-

EX-6
paid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

    14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any in-vestor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

    15. Miscellaneous. The captions in this Agreement are included for conve-nience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the
laws of the        , without reference to principles of conflicts of law. The
Trust is organized under the laws of       pursuant to a      dated     . No
Trustee, officer or employee of the Trust shall be personally bound by or lia-ble hereunder, nor shall resort be had to their private property for the satis-faction of any obligation or claim hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 [SIGNATORIES]

                                                                            EX-7

                                   EXHIBIT A

                                       TO

                         INVESTMENT ADVISORY AGREEMENT

                                  MADE AS OF

                                    BETWEEN

                             [Trust Name] AND [   ]

            Investment
Fund       Advisory Fee
----       ------------


EX-8

                                                                CUSIP #055924500
                                                                CUSIP #055924104
                                                                CUSIP #055924203
                                                                CUSIP #055924872
                                                                CUSIP #055924864
                                                                CUSIP #055924856
                                                                CUSIP #055924849
                                                                CUSIP #055847404

                                                FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                             BT INSTITUTIONAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                                     INSTITUTIONAL CASH MANAGEMENT
FUND MUTUAL FUND SERVICES
MS 1-18-8                                                                                           One South Street
                                                                                               Baltimore, Maryland 21202
                                                                                   PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

One South Street                                                                    11:00 a.m., Eastern time, on October 8, 1999
Baltimore, Maryland 21202-3220

                                                                            The undersigned hereby appoints Daniel O. Hirsch and Amy

                                                                            M. Olmert and each of them, with full power of
                                                                            substitution, as proxies of the undersigned to vote all
                                                                            shares of stock that the undersigned is entitled in any
                                                                            capacity to vote at the above-stated special meeting,
                                                                            and at any and all adjournments or postponements thereof

                                                                            (the "Special Meeting"), on the matters set forth on
                                                                            this Proxy Card, and, in their discretion, upon all
                                                                            matters incident to the conduct of the Special Meeting
                                                                            and upon such other matters as may properly be brought
                                                                            before the Special Meeting. This proxy revokes all prior

                                                                            proxies given by the undersigned.

                                                                            ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

                                                                            IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED
                                                                            PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS

                                                                            IA, IB, IC, II AND III. ALL ABSTAIN VOTES WILL BE
                                                                            COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                            SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS
                                                                            VOTES AGAINST THE APPLICABLE PROPOSAL.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
     hand.                                                                  TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF
2)   Call 1-800-690-6903.                                                   TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
3)   Enter the 12-digit control number set forth on the Proxy               AND III.
     card and follow the simple instructions.
                                                                            UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
To vote by Internet                                                         DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
                                                                            ENCLOSED ENVELOPE.
1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3)   Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.


                                                                            DETACH AND RETURN THIS PORTION ONLY.
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INSTITUTIONAL CASH MANAGEMENT FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.  Approval of New                                                III.   Ratification of the
     Investment Advisory                                                   selection of
     Agreement with Bankers                                                PricewaterhouseCoopers
     Trust Company       FOR          AGAINST       ABSTAIN                LLP as the independent
                                                                           accountants of the
                                                                           Fund and its
                                                                           corresponding
                                                                           Portfolio.      FOR [ ]   AGAINST [ ]    ABSTAIN [ ]
IB.  Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.      FOR          AGAINST       ABSTAIN

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                               Receipt of the Notice and the Joint Proxy Statement is hereby
     Investment Sub-advisory                                        acknowledged.
     Agreement with Bankers
     Trust Company      FOR          AGAINST       ABSTAIN



------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date

                              FORM OF PROXY CARD


[BANKERS TRUST LOGO]                                                                          BT INSTITUTIONAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                                  INSTITUTIONAL CASH RESERVES
MUTUAL FUND SERVICES
MS 1-18-8                                                                                        One South Street
                                                                                             Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220                                                   PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                                 11:00 a.m., Eastern time, on October 8, 1999

                                                                            The undersigned hereby appoints Daniel O. Hirsch and Amy

                                                                            M. Olmert and each of them, with full power of
                                                                            substitution, as proxies of the undersigned to vote all
                                                                            shares of stock that the undersigned is entitled in any
                                                                            capacity to vote at the above-stated special meeting,
                                                                            and at any and all adjournments or postponements thereof

                                                                            (the "Special Meeting"), on the matters set forth on
                                                                            this Proxy Card, and, in their discretion, upon all
                                                                            matters incident to the conduct of the Special Meeting
                                                                            and upon such other matters as may properly be brought
                                                                            before the Special Meeting. This proxy revokes all prior

                                                                            proxies given by the undersigned.

                                                                            ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

                                                                            IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED
                                                                            PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS

                                                                            IA, IB, IC, II AND III. ALL ABSTAIN VOTES WILL BE
                                                                            COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                            SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS
                                                                            VOTES AGAINST THE APPLICABLE PROPOSAL.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
     hand.                                                                  TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF
2)   Call 1-800-690-6903.                                                   TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
3)   Enter the 12-digit control number set forth on the Proxy               AND III.
     card and follow the simple instructions.
                                                                            UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
To vote by Internet                                                         DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
                                                                            ENCLOSED ENVELOPE.
1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3)   Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.



                                                                             DETACH AND RETURN THIS PORTION ONLY.
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INSTITUTIONAL CASH RESERVES

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.   Approval of New                                               III.  Ratification of the
     Investment Advisory                                                  selection of
     Agreement with Bankers                                               PricewaterhouseCoopers
     Trust Company           FOR          AGAINST       ABSTAIN           LLP as the independent
                                                                          accountants of the
                                                                          Fund and its
                                                                          corresponding
                                                                          Portfolio.        FOR [ ]      AGAINST [ ]   ABSTAIN [ }
IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.           FOR          AGAINST       ABSTAIN

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                               Receipt of the Notice and the Joint Proxy Statement is hereby
     Investment Sub-advisory                                        acknowledged.
     Agreement with Bankers
     Trust Company`          FOR          AGAINST       ABSTAIN


------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date

                              FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                       BT INSTITUTIONAL FUNDS
DEUTCSHE BANC ALEX. BROWN                                                            INSTITUTIONAL TREASURY MONEY FUND
MUTUAL FUND SERVICES
MS 1-18-8                                                                                       One South Street
                                                                                            Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220                                                    PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                                   11:00 a.m., Eastern time, on October 8, 1999

                                                                            The undersigned hereby appoints Daniel O. Hirsch and Amy

                                                                            M. Olmert and each of them, with full power of
                                                                            substitution, as proxies of the undersigned to vote all
                                                                            shares of stock that the undersigned is entitled in any
                                                                            capacity to vote at the above-stated special meeting,
                                                                            and at any and all adjournments or postponements thereof

                                                                            (the "Special Meeting"), on the matters set forth on
                                                                            this Proxy Card, and, in their discretion, upon all
                                                                            matters incident to the conduct of the Special Meeting
                                                                            and upon such other matters as may properly be brought
                                                                            before the Special Meeting. This proxy revokes all prior

                                                                            proxies given by the undersigned.

                                                                            ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

                                                                            IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED
                                                                            PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS

                                                                            IA, IB, IC, II AND III. ALL ABSTAIN VOTES WILL BE
                                                                            COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                            SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS
                                                                            VOTES AGAINST THE APPLICABLE PROPOSAL.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
     hand.                                                                  TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF
2)   Call 1-800-690-6903.                                                   TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
3)   Enter the 12-digit control number set forth on the Proxy               AND III.
     card and follow the simple instructions.
                                                                            UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
To vote by Internet                                                         DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
                                                                            ENCLOSED ENVELOPE.
1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3)   Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.


                                                                               DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INSTITUTIONAL TREASURY MONEY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.   Approval of New                                             III.  Ratification of the
     Investment Advisory                                                selection of
     Agreement with Bankers                                             PricewaterhouseCoopers
     Trust Company          FOR          AGAINST       ABSTAIN          LLP as the independent
                                                                        accountants of the
                                                                        Fund and its
                                                                        corresponding
                                                                        Portfolio.          FOR [ ]      AGAINST [ ]   ABSTAIN [ ]
IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.           FOR          AGAINST       ABSTAIN

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                               Receipt of the Notice and the Joint Proxy Statement
     Investment Sub-advisory                                        is hereby acknowledged.
     Agreement with Bankers
     Trust Company           FOR          AGAINST       ABSTAIN




------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date

                              FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT INSTITUTIONAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                             INTERNATIONAL EQUITY FUND
MUTUAL FUND SERVICES                                                                          o    CLASS I
MS 1-18-8                                                                                     o    CLASS II

One South Street                                                                          One South Street
Baltimore, Maryland  21202-3220                                                       Baltimore, Maryland 21202

                                                                                PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                                                                 11:00 a.m., Eastern time, on October 8, 1999

                                                                            The undersigned hereby appoints Daniel O. Hirsch and Amy

                                                                            M. Olmert and each of them, with full power of
                                                                            substitution, as proxies of the undersigned to vote all
                                                                            shares of stock that the undersigned is entitled in any
                                                                            capacity to vote at the above-stated special meeting,
                                                                            and at any and all adjournments or postponements thereof

                                                                            (the "Special Meeting"), on the matters set forth on
                                                                            this Proxy Card, and, in their discretion, upon all
                                                                            matters incident to the conduct of the Special Meeting
                                                                            and upon such other matters as may properly be brought
                                                                            before the Special Meeting. This proxy revokes all prior

                                                                            proxies given by the undersigned.

                                                                            ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

                                                                            IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED
                                                                            PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS

                                                                            IA, IB, IC, II AND III. ALL ABSTAIN VOTES WILL BE
                                                                            COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                            SPECIAL MEETING AND, FOR PROPOSALS A, IB AND IC, AS
To vote by Telephone                                                        VOTES AGAINST THE APPLICABLE PROPOSAL.


1)   Read the Proxy Statement and have the Proxy card below at              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
     hand.                                                                  TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF
2)   Call 1-800-690-6903.                                                   TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II
3)   Enter the 12-digit control number set forth on the Proxy               AND III.
     card and follow the simple instructions.
                                                                            UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND
                                                                            DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE
To vote by Internet                                                         ENCLOSED ENVELOPE.

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.





                                                                               DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTERNATIONAL EQUITY FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.   Approval of New                                               III.  Ratification of the
     Investment Advisory                                                  selection of
     Agreement with Bankers                                               PricewaterhouseCoopers
     Trust Company           FOR      AGAINST     ABSTAIN                 LLP as the independent
                                                                          accountants of the
                                                                          Fund and its
                                                                          corresponding Portfolio. FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.          FOR      AGAINST     ABSTAIN

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                               Receipt of the Notice and the Joint Proxy Statement
     Investment Sub-advisory                                        is hereby acknowledged.
     Agreement with Bankers
     Trust Company          FOR      AGAINST     ABSTAIN


------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date


                              FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT INSTITUTIONAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                              EQUITY 500 INDEX FUND
MUTUAL FUND SERVICES
MS 1-18-8                                                                                 One South Street
                                                                                      Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220
                                                                            PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                             11:00 a.m., Eastern time, on October 8, 1999

                                                                              The undersigned hereby appoints Daniel O. Hirsch and
                                                                        Amy M.  Olmert  and  each of  them,  with  full  power  of substitution,  as proxies of the  undersigned  to vote all shares of stock that the  undersigned  is  entitled in any capacity to vote at the above-stated  special meeting, and at any and all adjournments or postponements  thereof (the
                                                                        "Special Meeting"), on the matters set forth on this Proxy
                                                                        Card, and, in their discretion,  upon all matters incident to the conduct of the Special  Meeting and upon such other matters  as may  properly  be brought  before the  Special
                                                                        Meeting. This proxy revokes all prior proxies given by the undersigned.
                                                                              ALL  PROPERLY  EXECUTED  PROXIES  WILL BE  VOTED  AS
                                                                        DIRECTED.  IF NO INSTRUCTIONS  ARE INDICATED ON A PROPERLY
                                                                        EXECUTED  PROXY,  THE PROXY WILL BE VOTED FOR  APPROVAL OF
                                                                        PROPOSALS  IA, IB, IC, II AND III. ALL ABSTAIN  VOTES WILL
                                                                        BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                        SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS VOTES
                                                                        AGAINST THE APPLICABLE PROPOSAL.
To vote by Telephone
                                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
1)   Read the Proxy Statement and have the Proxy card below at       WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
     hand.                                                                  A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
2)   Call 1-800-690-6903.
3)   Enter the 12-digit control number set forth on the Proxy       UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
     card and follow the simple instructions.                       BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.
To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:



                                                                                 KEEP THIS PORTION FOR YOUR RECORDS.


                                                                               DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
EQUITY 500 INDEX FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.   Approval of New                                          III.   Ratification of the
     Investment Advisory                                              selection of
     Agreement with Bankers                                           PricewaterhouseCoopers LLP
     Trust Company             FOR   AGAINST   ABSTAIN                as the independent
                                                                      accountants of the
                                                                      Fund and its
                                                                      corresponding Portfolio. FOR   AGAINST   ABSTAIN
IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.            FOR   AGAINST   ABSTAIN

                                                                      The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                                 Receipt of the Notice and the Joint Proxy Statement is hereby
     Investment Sub-advisory                                          acknowledged.
     Agreement with Bankers
     Trust Company            FOR   AGAINST   ABSTAIN


------------------------------------ ------------                   ------------------------------- -------------


------------------------------------ ------------                   ------------------------------- -------------
Signature (Please sign within box)      Date                           Signature (Joint Owners)         Date



                              FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT INSTITUTIONAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                          INSTITUTIONAL LIQUID ASSETS FUND
MUTUAL FUND SERVICES
MS 1-18-8                                                                                 One South Street
                                                                                      Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220

                                                                              PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                               11:00 a.m., Eastern time, on October 8, 1999

                                                                              The undersigned hereby appoints Daniel O. Hirsch and
                                                                        Amy M.  Olmert  and  each of  them,  with  full  power  of substitution,  as proxies of the  undersigned  to vote all shares of stock that the  undersigned  is  entitled in any capacity to vote at the above-stated  special meeting, and at any and all adjournments or postponements  thereof (the
                                                                        "Special Meeting"), on the matters set forth on this Proxy
                                                                        Card, and, in their discretion,  upon all matters incident to the conduct of the Special  Meeting and upon such other matters  as may  properly  be brought  before the  Special
                                                                        Meeting. This proxy revokes all prior proxies given by the undersigned.
                                                                              ALL  PROPERLY  EXECUTED  PROXIES  WILL BE  VOTED  AS
                                                                        DIRECTED.  IF NO INSTRUCTIONS  ARE INDICATED ON A PROPERLY
                                                                        EXECUTED  PROXY,  THE PROXY WILL BE VOTED FOR  APPROVAL OF
                                                                        PROPOSALS  IA, IB, IC, II AND III. ALL ABSTAIN  VOTES WILL
                                                                        BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                        SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS VOTES
                                                                        AGAINST THE APPLICABLE PROPOSAL.
To vote by Telephone
                                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
1)   Read the Proxy Statement and have the Proxy card below at       WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
     hand.                                                                  A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
2)   Call 1-800-690-6903.
3)   Enter the 12-digit control number set forth on the Proxy       UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
     card and follow the simple instructions.                       BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.
To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:




                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.


                                                                               DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INSTITUTIONAL LIQUID ASSETS FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.   Approval of New                                               III.   Ratification of the
     Investment Advisory                                                   selection of
     Agreement with Bankers                                                PricewaterhouseCoopers
     Trust Company        FOR      AGAINST    ABSTAIN                      LLP as the independent
                                                                           accountants of the
                                                                           Fund and its
                                                                           corresponding
                                                                           Portfolio.     FOR [ ]    AGAINST [ ]   ABSTAIN  [ ]
IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.        FOR      AGAINST    ABSTAIN

                                                                    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                               Receipt of the Notice and the Joint Proxy Statement is hereby
     Investment Sub-advisory                                        acknowledged.
     Agreement with Bankers
     Trust Company        FOR      AGAINST    ABSTAIN


------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date

                                                FORM OF PROXY CARD

[BANKERS TRUST LOGO]                                                                   BT PYRAMID MUTUAL FUNDS
DEUTSCHE BANC ALEX. BROWN                                                       BT INSTITUTIONAL ASSET MANAGEMENT FUND
MUTUAL FUND SERVICES
MS 1-18-8                                                                                 One South Street
                                                                                      Baltimore, Maryland 21202
One South Street
Baltimore, Maryland 21202-3220
                                                                              PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                              11:00 a.m., Eastern time, on October 8, 1999

                                                                              The undersigned hereby appoints Daniel O. Hirsch and
                                                                        Amy M.  Olmert  and  each of  them,  with  full  power  of substitution,  as proxies of the  undersigned  to vote all shares of stock that the  undersigned  is  entitled in any capacity to vote at the above-stated  special meeting, and at any and all adjournments or postponements  thereof (the
                                                                        "Special Meeting"), on the matters set forth on this Proxy
                                                                        Card, and, in their discretion,  upon all matters incident to the conduct of the Special  Meeting and upon such other matters  as may  properly  be brought  before the  Special
                                                                        Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                              ALL  PROPERLY  EXECUTED  PROXIES  WILL BE  VOTED  AS
                                                                        DIRECTED.  IF NO INSTRUCTIONS  ARE INDICATED ON A PROPERLY
                                                                        EXECUTED  PROXY,  THE PROXY WILL BE VOTED FOR  APPROVAL OF
                                                                        PROPOSALS  IA, IB, IC, II AND III. ALL ABSTAIN  VOTES WILL
                                                                        BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                        SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS VOTES
                                                                        AGAINST THE APPLICABLE PROPOSAL.
To vote by Telephone
                                                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
1)   Read the Proxy Statement and have the Proxy card below at       WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS
     hand.                                                                  A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
2)   Call 1-800-690-6903.
3)   Enter the 12-digit control number set forth on the Proxy       UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE
     card and follow the simple instructions.                       BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                                                    ENVELOPE.
To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                              KEEP THIS PORTION FOR YOUR RECORDS.


                                                                               DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INSTITUTIONAL ASSET MANAGEMENT FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Biggar, (02) Dill, (03) Hale,     For All   Withhold All    For All Except:   To withhold authority
     (04) Langton, (05) Saunders, and (06) Van Benschoten                                                   to vote, mark "For
     and Drs. (07) Gruber and (08) Herring as Trustees of                                                   All Except" and write
     the Boards.                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.  Approval of New                                         III.  Ratification of the
     Investment Advisory                                           selection of
     Agreement with Bankers                                        PricewaterhouseCoopers
     Trust Company          FOR      AGAINST    ABSTAIN            LLP as the independent
                                                                   accountants of the
                                                                   Fund and its
                                                                   corresponding Portfolio.  FOR [ ]  AGAINST  [ ]  ABSTAIN [ ]

IB.   Approval of New
     Investment Advisory
     Agreement with Morgan
     Grenfell Inc.          FOR      AGAINST    ABSTAIN

                                                               The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

IC.   Approval of New                                          Receipt of the Notice and the Joint Proxy Statement is hereby
     Investment Sub-advisory                                   acknowledged.
     Agreement with Bankers
     Trust Company          FOR      AGAINST    ABSTAIN


------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date